Property, plant and equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, plant and equipment

2022 [A]

	$ million
	Exploration and production
	Exploration and evaluation	Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1	12,679	285,903	104,182	34,005	436,769
Additions	1,564	11,954	6,928	7,808	28,254
Sales, retirements and other movements [B]	(2,469)	(14,541)	(2,548)	(242)	(19,800)
Currency translation differences	(209)	(6,300)	(1,777)	(1,976)	(10,262)
At December 31	11,565	277,016	106,785	39,595	434,961
Depreciation, depletion and amortisation, including impairments
At January 1	5,580	167,530	55,131	13,596	241,837
Charge for the year [C]	397	9,709	5,149	2,055	17,310
Sales, retirements and other movements [B]	(765)	(13,207)	(2,054)	(396)	(16,422)
Currency translation differences	(50)	(4,370)	(1,325)	(661)	(6,406)
At December 31	5,162	159,662	56,901	14,594	236,319
Carrying amount at December 31	6,403	117,354	49,884	25,001	198,642
[A]Includes right-of-use assets under leases. (See Note 21).
[B]Includes the reclassification to assets classified as held for sale. (See Note 18).
[C]Includes $6,177 million relating to impairment reversals mainly in Integrated Gas and Upstream (see table 'Impairments' below).
12. Property, plant and equipment continued

2021 [A]

	$ million
	Exploration and production
	Exploration and evaluation	Production	Manufacturing, supply and distribution	Other	Total
Cost
At January 1	14,484	298,882	107,876	32,402	453,644
Additions	1,216	8,942	7,917	3,644	21,719
Sales, retirements and other movements [B]	(3,014)	(20,005)	(9,607)	(455)	(33,081)
Currency translation differences	(7)	(1,916)	(2,004)	(1,586)	(5,513)
At December 31	12,679	285,903	104,182	34,005	436,769
Depreciation, depletion and amortisation, including impairments
At January 1	5,258	167,711	58,242	12,733	243,944
Charge for the year	1,311	15,800	7,112	1,770	25,993
Sales, retirements and other movements [B]	(999)	(14,590)	(8,624)	(240)	(24,453)
Currency translation differences	10	(1,391)	(1,599)	(667)	(3,647)
At December 31	5,580	167,530	55,131	13,596	241,837
Carrying amount at December 31	7,099	118,373	49,051	20,409	194,932
[A]Includes right-of-use assets under leases. (See Note 21).
[B]Includes the reclassification to assets classified as held for sale. (See Note 18).
Additions in 2022 included an acquisition of an interest in an oil field in South America within Upstream, an acquisition of a renewable energy platform in Asia within Renewables and Energy Solutions and an acquisition of certain fuel and convenience retail sites in North America within Marketing.
The carrying amount of property, plant and equipment at December 31, 2022, included $27,277 million (2021: $37,006 million) of assets under construction. This amount excludes exploration and evaluation assets.
The carrying amount of exploration and production assets at December 31, 2022, included rights and concessions in respect of proved and unproved properties of $7,662 million (2021: $8,849 million). Exploration and evaluation assets principally comprise rights and concessions in respect of unproved properties and capitalised exploration drilling costs.
Approaches applied to determine an alternative reserves base for the purpose of calculating depreciation include management's expectations of the future oil and gas prices rather than yearly average prices and using total proved reserves to provide a phasing of periodic depreciation charges that more appropriately reflects the expected utilisation of the assets concerned. (See Note 2)
At December 31, 2022, there were no assets for which management's expectations of the future oil and gas prices were applied rather than yearly average prices (carrying amount of such assets at December 31, 2021: $1,634 million). If no alternative reserves base had been used for those assets, the pre-tax depreciation charge for the years ended December 31, 2021, and December 31, 2020, would have been respectively $1,184 million and $1,012 million higher.
The carrying amount of assets at December 31, 2022, for which total proved reserves were applied rather than total proved developed reserves for the calculation of depreciation, was $26,129 million (2021: $17,462 million). If no alternative reserves base had been used for those assets, the pre-tax depreciation charge for the year ended December 31, 2022, would have been $792 million higher (2021: $1,168 million, 2020: $2,476 million).
Contractual commitments for the purchase and lease of property, plant and equipment at December 31, 2022, amounted to $6,693 million (2021: $5,984 million).
12. Property, plant and equipment continued

Impairments

	$ million
	2022	2021	2020
Impairment losses
Exploration and production	868	1,533	20,155
Manufacturing, supply and distribution	474	2,340	6,490
Other	457	21	31
Total [A]	1,799	3,894	26,676
Impairment reversals
Exploration and production	5,954	213	—
Manufacturing, supply and distribution	72	—	—
Other	151	1	—
Total [A]	6,177	214	—
[A]See Note 8.
Impairment losses in 2022 mainly related to the withdrawal from Russia ($854 million, see Note 6), the classification of an Upstream asset as held for sale ($320 million) and an impairment of capital expenditure additions in fully impaired sites in Chemicals and Products ($257 million).
The recognition of impairment reversals in 2022 resulted from the reversals of impairment losses recognised previously. These were mainly triggered by the revision of Shell's mid- and long-term commodity price assumptions reflecting the current energy market demand and supply fundamentals. They are related to: i) Integrated Gas for $3,449 million, mainly relating to the Queensland Curtis LNG asset; and ii) Upstream for $2,504 million, mainly related to two offshore projects in Brazil and an asset in the US Gulf of Mexico.
Impairment losses in 2021 were predominantly triggered by the reclassifications to assets held for sale, or portfolio developments. They were mainly related to three refineries in the USA within Chemicals and Products impaired on classification as held for sale ($1,537 million), and exploration and evaluation assets both within Integrated Gas ($600 million) and Upstream ($373 million).
Impairment losses in 2020 were mainly triggered by Shell's revision of the mid- and long-term commodity price and refining margin outlook reflecting the expected effects of the macroeconomic environment and the COVID-19 pandemic as well as energy market demand and supply fundamentals. The impairment losses for exploration and production assets related primarily to Integrated Gas ($11,539 million), including the Queensland Curtis LNG and Prelude floating LNG operations, and Upstream ($8,629 million), including assets in the Gulf of Mexico, unconventional assets in North America, offshore assets in Brazil and Europe and a project in Nigeria (OPL 245). The impairment losses for manufacturing, supply and distribution related primarily to Chemicals and Products ($6,493 million), including assets in Europe and the shutdown of the Convent oil products manufacturing facility in the USA.
For impairment testing purposes, the respective carrying amounts of property, plant and equipment and intangible assets were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts of commodity prices, market supply and demand, potential costs associated with operational GHG emissions, product margins including forecast refining margins and expected production volumes (see Note 2).
The discount rate is based on a nominal post-tax weighted average cost of capital (WACC) of 5% (2021: 5%) for Power activities and a nominal post-tax WACC of 6.5% (2021: 6.5%) for all other businesses. Prior to 2021 the rate used by Shell was 6% for all activities and was based on a pre-tax discount rate reflecting the marginal cost of debt, current market assessments of the time value of money and residual risk. The change in 2021 in the discount rate to a nominal post-tax WACC has been reflected in a commensurate manner in the risk adjustments to post-tax cash flow projections. The impact of the change in the 2021 impairment valuation technique was not material compared with the previous impairment valuation technique. The pre-tax discount rate used for goodwill testing ranged between 5-12% (2021: 7-11%), see Note 11.
Oil and gas price assumptions applied for impairment testing are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures and, in supply, consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders. The near-term commodity price assumptions applied in impairment testing in 2022 were as follows:
12. Property, plant and equipment continued

Commodity price assumptions [A]

2022	2023	2024	2025	2026
Brent crude oil ($/b)	80	70	70	71
Henry Hub natural gas ($/MMBtu)	4.00	3.50	3.50	3.98

2021	2022	2023	2024	2025
Brent crude oil ($/b)	60	60	60	63
Henry Hub natural gas ($/MMBtu)	2.75	2.75	2.75	3.00
[A]Money of the day.
For periods after 2026, the real-terms price assumptions applied were: $65 per barrel (/b) (2021: $60/b) for Brent crude oil, $4.00 per million British thermal units (/MMBtu) (2021: $3.00/MMBtu) for Henry Hub natural gas.
The main sensitivities in relation to impairment are the commodity price assumptions in Integrated Gas and Upstream, refining margins in Chemicals and Products and discount rates in all segments. A change of -10% or +10% in the commodity price assumptions over the entire cash flow projection period would ceteris paribus result in some $2-5 billion impairment or some $2-4 billion impairment reversal, respectively, in Integrated Gas and Upstream. Refining margins included in the Operating Plan are at an average of $6.22/bbl. A change of -$1/bbl or
+$1/bbl long-term refining margins over the entire cash flow projection period would ceteris paribus result in some $1-3 billion impairment or some $1-3 billion impairment reversal, respectively, in Chemicals and Products. A change of +1% in the discount factor would ceteris paribus result in some $1-3 billion impairment in Integrated Gas, up to $1 billion impairment in each of the following segments: Upstream, Chemicals and Products and Renewables and Energy Solutions, and would have no significant impact on Marketing and Corporate.

Capitalised exploration drilling costs

	$ million
	2022	2021	2020
At January 1	3,015	3,654	5,668
Additions pending determination of proved reserves	1,298	1,024	1,016
Amounts charged to expense	(881)	(639)	(815)
Reclassifications to productive wells on determination of proved reserves	(531)	(577)	(1,385)
Other movements	10	(447)	(830)
At December 31	2,911	3,015	3,654

	Projects		Wells
	Number	$ million	Number	$ million
Between 1 and 5 years	11	819	24	549
Between 6 and 10 years	9	797	32	848
Between 11 and 15 years	1	3	10	210
Between 16 and 20 years	4	193	11	205
Total	25	1,812	77	1,812
Exploration drilling costs capitalised for periods greater than one year at December 31, 2022, analysed according to the most recent year of activity, are presented in the table above. These comprise $443 million relating to six projects where drilling activities were under way or firmly planned for the future, and $1,369 million relating to 19 projects awaiting development concepts.